                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                          Date of Report: April 7, 2000

                Date of earliest event reported: January 24, 2000

                               ALLOY ONLINE, INC.
             (Exact name of registrant as specified in its charter)

                                    000-26023
                                   (Commission
                                  File Number)

    Delaware                                                     04-3310676
(State or other                                                (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)

                        151 West 26th Street, 11th Floor
                               New York, NY 10001
               (Address of principal executive offices) (Zip Code)

                                 (212) 244-4307
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

     The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated February 7, 2000 to read in its entirety as follows:

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     On January 24, 2000, Alloy's newly created and wholly-owned subsidiary, Alloy Acquisition Sub, Inc., a New York corporation ("Acquisition Sub"), was merged with and into 17th Street Acquisition Corp. ("17th Street"), a New York corporation, pursuant to an Agreement and Plan of Reorganization dated as of January 21, 2000 (the "Purchase Agreement"), by and between Alloy, Acquisition Sub, 17th Street and Leslie N. Morgenstein and Ann Brashares, the sole stockholders of 17th Street (the "Stockholders").

     17th Street is a leading developer and producer of media properties for teens. 17th Street has produced approximately 150 books per year, including the Sweet Valley series, Roswell High, Fearless and Real Teens: Diary of a Junior Year. In addition to editorial, design and production, and licensing its properties to television and film, software, and foreign territories, 17th Street Productions markets and promotes its properties in conjunction with other teen brands such as Atlantic Records and Union Bay.

     The consideration paid in connection with the transferred assets consisted of $200,000 in cash, and 215,178 shares of Alloy's restricted common stock, having a value of $3,846,000, or $17.875 per share upon the closing of the Purchase Agreement. In addition, in connection with the Purchase Agreement, Alloy made payments of $2,104,000 to the former sole stockholder of Daniel Weiss Associates, Inc., a subsidiary of 17th Street, all of the outstanding capital stock of which was acquired by 17th Street in October 1999. Alloy has estimated that cash expenditures related to the acquisition of $326,000 will be incurred.

     See Exhibit 99.5 for the audited balance sheet of 17th Street Acquisition Corp. and Subsidiary and 17th Street Productions, Inc. (formerly Daniel Weiss Associates, Inc.) for years ending December 31, 1999, 1998, and 1997 and the related statements of operations, stockholders' deficiency and cash flows for the years then ended.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     The following unaudited condensed consolidated financial information sets forth the consolidated financial position and consolidated results of operations of Alloy and 17th Street assuming the combination was accounted for using the purchase method of accounting and that the combination was consummated (i) on October 31, 1999 for the unaudited pro forma condensed consolidated balance sheet and (ii) as of the beginning of the earliest period presented in the unaudited pro forma condensed statements of operations. Accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values and useful lives, which are subject to further adjustment based on future events and future analysis.

     The unaudited pro forma condensed consolidated balance sheet includes Alloy's historical balance sheet as of October 31, 1999 combined with the balance sheet of 17th Street as of December 31, 1999. The unaudited pro forma consolidated statements of operations include Alloy's historical statements of operations for the fiscal year ended January 31, 1999 and the nine months ended October 31, 1999 combined with the historical statements of operations of 17th Street for the year ended December 31, 1998 and the year ended December 31, 1999, respectively. The results of operations for 17th Street for the months of January, November and December 1999 were not material to the pro forma results of operations.

     The pro forma condensed consolidated balance sheet and statements of operations have been prepared by the management of Alloy. The following unaudited pro forma condensed consolidated information is presented for illustration purposes only. It is not necessarily indicative of the financial position or results of operations that would actually have been reported had the combination been in effect during those periods or that may be reported in the future. The statements should be read in conjunction with Alloy's historical financial statements and notes thereto included in filings with the SEC and 17th Street financial statements, which have been included as Exhibit 99.5 of this report.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                OCTOBER 31, 1999
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                         ALLOY           17th STREET          PRO FORMA
                                                       HISTORICAL       HISTORICAL(1)        ADJUSTMENTS            PRO FORMA
                                                       ----------       -------------        -----------            ---------
                                                                         ASSETS
                                                                         ------
CURRENT ASSETS:
   Cash and cash equivalents                            $ 10,205           $    149           $ (2,304) (a),(b)     $  8,050
   Marketable securities                                  32,095                126                 --                32,221
   Accounts receivable, net                                  558                702                 --                 1,260
   Inventories, net                                        4,053                 --                 --                 4,053
   Prepaid expenses and other current
      assets                                               4,342                 69                 --                 4,411
                                                        --------           --------           --------              --------
TOTAL CURRENT ASSETS                                      51,253              1,046             (2,304)               49,995

Property and equipment, net                                1,041                 95                 --                 1,136
Intangible assets                                             --              2,891              4,564  (a)            7,455
Other assets                                                 379                 14                 --                   393
                                                        --------           --------           --------              --------

TOTAL ASSETS                                            $ 52,673           $  4,046           $  2,260              $ 58,979
                                                        ========           ========           ========              ========

                                                    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                                                    ----------------------------------------------
CURRENT LIABILITIES:
   Accounts payable and accrued expenses                $ 10,828           $    623           $    326  (a)         $ 11,777
   Current portion of capital
       lease obligation                                       66                 --                 --                    66
   Advances from publishers, net                              --              1,511                 --                 1,511
   Loan payable                                               --              2,104             (2,104) (b)               --
                                                        --------           --------           --------              --------
TOTAL CURRENT LIABILITIES                                 10,894              4,238             (1,778)               13,354

Capital lease obligation, less
   current portion                                             5                 --                 --                     5

STOCKHOLDERS' EQUITY (DEFICIT):
Alloy Common Stock                                           142                300               (298) (a)              144
Additional paid-in capital                                61,254                 --              3,844  (a)           65,098
Accumulated deficit                                      (18,857)              (523)               523  (a)          (18,857)
Deferred compensation                                       (663)                --                 --                  (663)
Accumulated other comprehensive loss                        (102)                31                (31) (a)             (102)
                                                        --------           --------           --------              --------
TOTAL STOCKHOLDERS'
EQUITY (DEFICIT)                                          41,774               (192)             4,038                45,620
                                                        --------           --------           --------              --------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY
(DEFICIT)                                               $ 52,673           $  4,046           $  2,260              $ 58,979
                                                        ========           ========           ========              ========

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED OCTOBER 31, 1999

                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                   ALLOY          17th STREET           PRO FORMA
                                                 HISTORICAL      HISTORICAL(2)         ADJUSTMENTS            PRO FORMA
                                                 ----------      -------------         -----------            ---------

Revenues                                        $     15,505      $      3,249         $         --         $     18,754

Cost Of Sales                                          7,273             1,115                   --                8,388
                                                ------------      ------------         ------------         ------------

Gross Profit                                           8,232             2,134                   --               10,366

Selling, General And Administrative
Expenses                                              19,500             2,779                   --               22,279

Goodwill Amortization                                     --                --                1,118  (c)           1,118
                                                ------------      ------------         ------------         ------------

Loss From Operations                                 (11,268)             (645)              (1,118)             (13,031)

Interest Income (Expense), Net                           993                 1                   --                  994
                                                ------------      ------------         ------------         ------------

Loss Before Income Taxes                             (10,275)             (644)              (1,118)             (12,037)

Provision For Income Taxes                                --                 7                   (7) (d)              --
                                                ------------      ------------         ------------         ------------

Loss Before Extraordinary Item                       (10,275)             (651)              (1,111)             (12,037)

Extraordinary Item:
Charge for early retirement of debt                     (235)               --                   --                 (235)
                                                ------------      ------------         ------------         ------------

Net Loss                                        $    (10,510)     $       (651)        $     (1,111)        $    (12,272)
                                                ============      ============         ============         ============

BASIC AND DILUTED LOSS PER COMMON SHARE:

   Before extraordinary item                    $      (0.84)                                               $      (0.97)
   Extraordinary charge                         $      (0.02)                                               $      (0.02)
                                                ------------                                                ------------

   Net Loss                                     $      (0.86)                                               $      (0.99)
                                                ============                                                ============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:

Basic and Diluted                                 12,175,624                                215,178  (a)      12,390,802
                                                ============                           ============         ============

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1999

                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                  ALLOY          17th STREET          PRO FORMA
                                                HISTORICAL      HISTORICAL(3)        ADJUSTMENTS          PRO FORMA
                                                ----------      -------------        -----------          ---------

Revenues                                        $    10,210      $     3,453         $        --         $    13,663

Cost Of Sales                                         5,486            1,306                  --               6,792
                                                -----------      -----------         -----------         -----------

Gross Profit                                          4,724            2,147                  --               6,871

Selling, General And Administrative
Expenses                                             10,849            2,209                  --              13,058

Goodwill Amortization                                    --               --               1,491  (c)          1,491
                                                -----------      -----------         -----------         -----------

Loss From Operations                                 (6,125)             (62)             (1,491)             (7,678)

Interest Income (Expense), Net                         (239)              24                  --                (215)
                                                -----------      -----------         -----------         -----------

Loss Before Income Taxes                             (6,364)             (38)             (1,491)             (7,893)

Provision For Income Taxes                               --                8                  (8) (d)             --
                                                -----------      -----------         -----------         -----------

Net Loss                                        $    (6,364)     $       (46)        $    (1,483)        $    (7,893)
                                                ===========      ===========         ===========         ===========

NET LOSS PER COMMON SHARE:

   Basic                                        $     (0.75)                                             $     (0.91)
                                                ===========                                              ===========
   Diluted                                      $     (0.71)                                             $     (0.86)
                                                ===========                                              ===========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:

   Basic                                          8,479,727                              215,178  (a)      8,694,905
                                                ===========                          ===========         ===========
   Diluted                                        8,953,880                              215,178  (a)      9,169,058
                                                ===========                          ===========         ===========

          NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   INFORMATION
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

PRO FORMA ADJUSTMENTS

(a) To reflect Alloy's purchase of 17th Street for $200 in cash and 215,178 shares of Alloy's common stock valued at $3,846, or $17.875 per share based upon the closing share price on January 24, 2000, and estimated cash acquisition expenses of $326, plus $3,083 equal to the negative net book value at December 31, 1999 of the assets acquired based upon a preliminary purchase price allocation. The purchase price is subject to adjustment and, accordingly, the final allocation may involve a revaluation of certain assets.
(b) Represents payments by Alloy of 17th Street liabilities to a former stockholder of a subsidiary of 17th Street, in accordance with the Purchase Agreement.
(c) To reflect the amortization over five years of goodwill recorded on the purchase of 17th Street.
(d) To reflect expenses for 17th Street that would not have been incurred if the combination was made at the beginning of the periods presented.

OTHER NOTES

(1)  The 17th Street historical information is as of December 31, 1999.
(2) The 17th Street historical information is for the year ended December 31, 1999.
(3) The 17th Street historical information is for the year ended December 31, 1998.

(c)    EXHIBITS.

         2.1* Agreement and Plan of Reorganization dated as of January 21, 2000, by and between Alloy Online, Inc., Alloy Acquisition Sub, Inc., 17th Street Acquisition Corp. and Leslie N. Morgenstein and Ann Brashares.

         99.1* Investment Representation and Lockup Agreement, dated as January 21, 2000, by and between Alloy Online, Inc. and Leslie N. Morgenstein.

         99.2* Investment Representation and Lockup Agreement, dated as of January 21, 2000, by and between Alloy Online, Inc. and Ann Brashares.

         99.3* Escrow Agreement, dated as of January 21, 2000, by and among Alloy Online, Inc., Alloy Acquisition Sub, Inc., Leslie N. Morgenstein, Ann Brashares and State Street Bank and Trust Company, as Escrow Agent.

         99.4*      Alloy's Press Release dated January 11, 2000.

         99.5 17th Street Acquisition Corp. and Subsidiary and 17th Street Productions, Inc. (formerly Daniel Weiss Associates, Inc.) Report on Audits of Financial Statements for years ending December 31, 1999, 1998, and 1997.

         99.6 Consent of Independent Auditors of 17th Street Acquisition Corp. and Subsidiary and 17th Street Productions, Inc. (formerly Daniel Weiss Associates, Inc.).

-------------------------
*  Previously filed.

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 7, 2000                    ALLOY ONLINE, INC.
                                           (Registrant)

                                       By:  /s/ Matthew C. Diamond
                                            ------------------------------------
                                            Matthew C. Diamond
                                            Chief Executive Officer

                                  EXHIBIT INDEX


2.1*      Agreement and Plan of Reorganization dated as of January 21, 2000, by and between Alloy Online, Inc.,
          Alloy Acquisition Sub, Inc., 17th Street Acquisition Corp. and Leslie N. Morgenstein and Ann Brashares

99.1*     Investment Representation and Lockup Agreement, dated as January 21, 2000, by and between Alloy Online,
          Inc. and Leslie N. Morgenstein.

99.2*     Investment Representation and Lockup Agreement, dated as of January 21, 2000, by and between Alloy
          Online, Inc. and Ann Brashares.

99.3*     Escrow Agreement, dated as of January 21, 2000, by and among Alloy Online, Inc., Alloy Acquisition Sub,
          Inc., Leslie N. Morgenstein, Ann Brashares and State Street Bank and Trust Company, as Escrow Agent.

99.4*     Alloy's Press Release dated January 11, 2000.

99.5      17th Street Acquisition Corp. and Subsidiary and 17th Street Productions, Inc. (formerly Daniel Weiss
          Associates, Inc.) Report on Audits of Financial Statements for years ending December 31, 1999, 1998, and
          1997.

99.6      Consent of Independent Auditors of 17th Street Acquisition Corp. and Subsidiary and 17th Street
          Productions, Inc. (formerly Daniel Weiss Associates, Inc.).

----------------------------
*  Previously filed.